Exhibit 10.9

MASTER EQUIPMENT LEASE AGREEMENT

THIS AGREEMENT is made on 30th day of November 2021,

BETWEEN:

(1)	JEBS ENTERPRISE PTE. LTD. (UEN: 201115306R), a company incorporated in the Republic of Singapore and having its registered office at 1 Tuas View Place #03-14 Westlink One, Singapore 637433 (the “Lessor”);

and,

(2)	JENERIC ENGINEERING PTE. LTD. (UEN: 201109750Z), a company incorporated in the Republic of Singapore and having its registered office at 1 Tuas View Place #03-14 Westlink One, Singapore 637433 (the “Lessee #1”);

(3)	JENERIC INTERNATIONAL PTE. LTD. (UEN: 200900247G), a company incorporated in the Republic of Singapore and having its registered office at 1 Tuas View Place #03-14 Westlink One, Singapore 637433 (the “Lessee #2”);

(4)	JENERIC MARINE PTE. LTD. (UEN: 201107376Z), a company incorporated in the Republic of Singapore and having its registered office at 1 Tuas View Place #03-14 Westlink One, Singapore 637433 (the “Lessee #3”);

(5)	JENERIC OFFSHORE PTE. LTD. (UEN: 201112113W), a company incorporated in the Republic of Singapore and having its registered office at 1 Tuas View Place #03-14 Westlink One, Singapore 637433 (the “Lessee #4”);

(6)	JENERIC SERVICES PTE. LTD. (UEN: 201112114H), a company incorporated in the Republic of Singapore and having its registered office at 1 Tuas View Place #03-14 Westlink One, Singapore 637433 (the “Lessee #5”); and

(7)	JENERIC VENTURE PTE. LTD. (UEN: 201936260N), a company incorporated in the Republic of Singapore and having its registered office at 1 Tuas View Place #03-14 Westlink One, Singapore 637433 (the “Lessee #6”),

(each of Lessee #1 to Lessee #6 is a “Lessee”, and collectively the “Lessees”),

(each a “Party”, and collectively the “Parties”).

WHEREAS:

(A)	The Lessor intends to lease various equipment to each of the Lessees pursuant to the terms and conditions set out in separate, individual equipment lease agreements (each an “Individual Lease Agreement” and collectively, the “Individual Lease Agreements”) to be entered into between the Lessor and each respective Lessee.

(B)	A template of the Individual Lease Agreement is annexed hereto in this Agreement and shall serve as the basis for the equipment lease between the Lessor and the Lessee, subject to any modifications as may be agreed between the Lessor and the relevant Lessee.

(C)	For the avoidance of doubt, all commercial terms and conditions, such as the Delivery, the Equipment to be leased, the Rental Period, the Rental Fees (each term as defined below) will be as set out in the Individual Lease Agreement between the Lessor and each Lessee.

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATIONS

1.1.	In this Agreement, except so far as the context otherwise requires, the following terms shall have the following meanings, respectively:

“Delivery”	means the transfer of physical possession of the Equipment to the Lessee at the Lessee’s premises;

“Equipment”	means the items of equipment and all substitutes, replacements or renewals of such equipment and all related accessories, manuals and instructions provided for it (if any) to be leased in the Individual Lease Agreement between the Lessor and each Lessee;

“Rental Period”	means the period of hire as mutually agreed between the Lessor and each Lessee;

“Rental Fees”	means the fees payable by the Lessee to the Lessor for each instance of hire of the Equipment as agreed between the Parties; and

“SIAC”	has the meaning ascribed to it in Clause 6;

1.2.	In this Agreement, any headings and sub-headings used are for convenience only and shall not affect the interpretation hereof, and except so far as the context otherwise requires:

1.2.1.	any reference to a statutory provision shall include such provision as from time to time modified or re-enacted so far as such modification or re-enactment applies or is capable of applying to any transaction entered into under or in connection with this Agreement.

1.2.2.	“this Agreement” includes all amendments, additions, and variations thereto agreed between the Parties;

1.2.3.	“month” is a reference to a period starting on one day in a calendar month and ending on the day immediately preceding the numerically corresponding day in the next succeeding calendar month;

1.2.4.	“written” and “in writing” include any means of visible reproduction;

1.2.5.	references to “Recitals”, “Schedules” and “Clauses” are to the recitals, schedules and the clauses of this Agreement which shall form part of this Agreement and shall have effect as if set out in full in the body of this Agreement. References to “paragraphs” shall be to the paragraphs of the Schedules.

1.2.6.	any reference to “include” or “including” shall be deemed to be followed by “without limitation” or “but not limited to” whether or not they are followed by such phrases or words of like import.

1.2.7.	unless the context otherwise requires, words (including words defined in this Agreement) denoting the singular number shall include the plural and vice versa; the words “person” and “parties” shall include natural persons and bodies corporate, and words denoting any gender shall include all genders.

1.2.8.	other grammatical forms of defined words or expressions have corresponding meanings.

1.2.9.	all references to times and dates are references to times and dates in the Republic of Singapore.

1.2.10.	any thing or obligation to be done under this Agreement which is required or falls to be done on a stipulated day, shall be done on the next succeeding Business Day, if the day upon which that thing or obligation is required or falls to be done falls on a day which is not a Business Day.

2.	TERM OF THIS AGREEMENT

This Agreement shall continue for as long as any Individual Lease Agreement between the Lessor and a Lessee remains effective.

3.	OBLIGATIONS

3.1.	The obligations of each Lessee under this Agreement are several and not joint with the obligations of any other Lessee, and no Lessee shall be responsible in any way for the performance of the obligations of any other Lessee under this Agreement.

3.2	Nothing contained herein or in any other transaction document, and no action taken by any Lessee pursuant hereto or thereto, shall be deemed to constitute the Lessees as, and the Lessor acknowledges that the Lessees do not so constitute, a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Lessees are in any way acting in concert or as a group or entity, and the Lessor shall not assert any such claim with respect to such obligations or the transactions contemplated by this Agreement or any matters, and the Lessor acknowledges that the Lessees are not acting in concert or as a group, and the Lessor shall not assert any such claim, with respect to such obligations or the transactions contemplated by this Agreement.

3.3	The decision of each Lessee to lease equipment pursuant to this Agreement and the Individual Lease Agreement has been made by such Lessee independently of any other Lessee. Each Lessee acknowledges that no other Lessee has acted as agent for such Lessee in connection with its entry into the lease arrangement hereunder and that no other Lessee will be acting as agent of such Lessee in connection with monitoring such Lessee’s lease of the equipment or enforcing its rights under this Agreement.

3.4	The Lessor and each Lessee confirm that each Lessee has independently participated with the Lessor in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Lessee shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other transaction documents, and it shall not be necessary for any other Lessee to be joined as an additional party in any proceeding for such purpose.

3.5	The use of this single agreement to effectuate the lease transactions contemplated hereby was solely in the control of the Lessor, not the action or decision of any Lessee, and was done solely for the convenience of the Lessor and was not because it was required or requested to do so by any Lessee.

3.6	It is expressly understood and agreed that each provision contained in this Agreement and in each other transaction document is between the Lessor and a Lessee, solely, and not between the Lessor and the Lessees collectively and not between and among the Lessees.

4.	COUNTERPARTS

This Agreement may be signed in any number of counterparts, all of which taken together shall constitute one and the same instrument. Any Party may enter into this Agreement by signing any such counterpart and each counterpart shall be as valid and effectual as if executed as an original.

5.	CONTRACTS (RIGHT OF THIRD PARTIES) ACT

A person who is not party to this Agreement has no rights under the Contracts (Rights of Third Parties) Act 2001 of Singapore to enforce any term of this Agreement, but this does not affect any right or remedy of a third party which exists or is available apart from the said Act.

6.	GOVERNING LAW AND DISPUTE RESOLUTION

This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the Parties hereto shall be governed, construed, and interpreted in accordance with the laws of Singapore without reference to any conflict of laws principles. Any dispute arising out of or in connection with this Agreement, including any question regarding its existence, validity, or termination, shall, failing amicable settlement of the dispute between the Parties, be referred to and finally resolved by arbitration administered by the Singapore International Arbitration Centre (the “SIAC”) in accordance with the Arbitration Rules of SIAC for the time being in force and as amended from time to time, which rules are deemed incorporated by reference in this Clause. The seat of the arbitration shall be Singapore, and the arbitral tribunal shall consist of a sole arbitrator appointed by the Parties in terms of the SIAC rules wherein the award made by the tribunal shall be final and binding on the Parties. The language of arbitration shall be English, and the governing law of the arbitration shall be the law of Singapore.

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ANNEXURE

TEMPLATE EQUIPMENT LEASE AGREEMENT

IN WITNESS WHEREOF this Agreement has been entered into on behalf of the Parties on the day and year first before written.

THE LESSOR

Signed for and on behalf of	)
JEBS ENTERPRISE PTE. LTD.	)	/s/ Goh Kwang Yong
by its authorised representative	)
in the presence of:	)

/s/ Wan Hwee Chein
Witness’ Name: Wan Hwee Chein
NRIC/Passport No.: ***

LESSEE #1

Signed for and on behalf of	)
JENERIC ENGINEERING PTE. LTD.	)	/s/ Goh Kwang Yong
by its authorised representative	)
in the presence of:	)

/s/ Foo Ling Han
Witness’ Name: Foo Ling Han
NRIC/Passport No.: ***

LESSEE #2

Signed for and on behalf of	)
JENERIC INTERNATIONAL PTE. LTD.	)	/s/ Goh Kwang Yong
by its authorised representative	)
in the presence of:	)

/s/ Wan Hwee Chein
Witness’ Name: Wan Hwee Chein
NRIC/Passport No.: ***

LESSEE #3

Signed for and on behalf of	)
JENERIC MARINE PTE. LTD.	)	/s/ Goh Kwang Yong
by its authorised representative	)
in the presence of:	)

/s/ Foo Ling Han
Witness’ Name: Foo Ling Han
NRIC/Passport No.: ***

LESSEE #4

Signed for and on behalf of	)
JENERIC OFFSHORE PTE. LTD.	)	/s/ Goh Kwang Yong
by its authorised representative	)
in the presence of:	)

/s/ Wan Hwee Chein
Witness’ Name: Wan Hwee Chein
NRIC/Passport No.: ***

LESSEE #5

Signed for and on behalf of	)
JENERIC SERVICES PTE. LTD.	)	/s/ Goh Kwang Yong
by its authorised representative	)
in the presence of:	)

/s/ Foo Ling Han
Witness’ Name: Foo Ling Han
NRIC/Passport No.: ***

LESSEE #6

Signed for and on behalf of	)
JENERIC VENTURE PTE. LTD.	)	/s/ Goh Kwang Yong
by its authorised representative	)
in the presence of:	)

/s/ Wan Hwee Chein
Witness’ Name: Wan Hwee Chein
NRIC/Passport No.: ***